                                                                EXHIBIT 10.21(I)

                                                  December 21, 2006

Mr. David Ott
One Ethan Allen Court
South Setauket, NY 11720

Dear David:

Your Employment Agreement, dated as of January 1, 2004, between you and ATC (the
"Agreement") expires on December 31, 2006. The Compensation Committee of the
Board of Directors would like to extend the "Term" as defined in the Agreement to end on December 31, 2007.

All other terms of your employment as provided in the Agreement shall continue.
As modified by this letter, the Agreement shall remain in full force and effect.

If you are in agreement with the foregoing, please sign the two copies of this letter in the space provided and return them to me.

Please call me if you have any questions.

                                                  Very truly yours,

                                                  /S/ Kathleen M. Kelly
                                                  ------------------------------
                                                  Kathleen M. Kelly
                                                  Vice President, Administration

KMK

ACCEPTED AND AGREED TO:

/S/ David Ott
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David Ott